STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS	12 Months Ended
Dec. 31, 2011
STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS
STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

9. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

Our insurance subsidiaries maintain their accounts in conformity with accounting practices prescribed or permitted by state insurance regulatory authorities that vary in certain respects from GAAP. In converting from statutory to GAAP, typical adjustments include deferral of policy acquisition costs, the inclusion of statutory nonadmitted assets and the inclusion of net unrealized holding gains or losses in shareholders’ equity relating to fixed maturities.

Year-end statutory surplus presented in the table below includes $14.7 million of RLI stock (cost basis of $64.6 million) held by Mt. Hawley Insurance Company. The Securities Valuation Office provides specific guidance for valuing this investment, which is eliminated in our consolidated financial statements.

The following table includes selected information for our insurance subsidiaries for the year ending and as of December 31:

(in thousands)	2011		2010	2009
Consolidated net income, statutory basis	$118,922	*	$143,091	$116,332
Consolidated surplus, statutory basis	$710,186		$732,379	$784,161

*Includes statutory net income of CBIC for the 12-month period ended December 31, 2011.

Dividend payments to us from our principal insurance subsidiary are restricted by state insurance laws as to the amount that may be paid without prior approval of the regulatory authorities of Illinois. The maximum dividend distribution in a rolling 12-month period is limited by Illinois law to the greater of 10 percent of RLI Insurance Company (RLI Ins.) policyholder surplus as of December 31 of the preceding year or the net income of RLI Ins. for the 12-month period ending December 31 of the preceding year. Stand-alone net income for RLI Ins. was $139.0 million for 2011, while stand-alone policyholder surplus was $710.2 million. Based on the calculation of this limitation, the maximum dividend distribution that can be paid by RLI Ins. for any rolling 12-month period ending during 2012, without prior approval, would be $139.0 million, which represents RLI Ins.’s net income for 2011. The 12-month rolling dividend limitation in 2011, based on the above criteria, was $129.3 million (or RLI Ins.’s 2010 net income). In 2011, total cash dividends of $150.0 million were paid by RLI Ins., $25.0 million in June 2011 and $125.0 million in December 2011. The entire $150.0 million was paid as an extraordinary dividend after seeking and receiving approval from the Illinois regulatory authorities in June and October, respectively. In 2010, total cash dividends of $208.0 million were paid by RLI Ins., $150.0 million of which was paid on December 29, 2010. Thus, any dividend paid by RLI Ins. through December 29, 2011 would exceed the 12-month rolling dividend limitation. Again in 2012, due to the 12-month rolling dividend limitation and the large affiliate dividend paid in December 2011, RLI Ins. will be limited in amounts it can pay in dividends without seeking approval from Illinois regulatory authorities. The extraordinary dividend paid to RLI Corp. in December 2011 was used to support the special dividend paid to shareholders on December 20, 2011. The balance of the 2011 dividends paid to RLI Corp. were to provide additional capital for the share repurchase plan, regular quarterly shareholder dividends, interest on senior notes and general corporate expenses.